EXHIBIT 21.1
ENBRIDGE INC.
Subsidiaries of the Registrant

Company Name	Jurisdiction
1111560 Alberta Ltd.	Alberta
1329165 Alberta Ltd.	Alberta
1682399 Ontario Corp.	Ontario
2099634 Ontario Limited	Ontario
2193914 Canada Limited	Canada
2562961 Ontario Ltd.	Ontario
4296559 Canada Inc.	Canada
5679 Cherry Lane, LLC W	Wisconsin
626952 Alberta Ltd.	Alberta
627149 Saskatchewan Inc.	Saskatchewan
7243341 Canada Inc.	Canada
7735057 Canada Inc.	Canada
8056587 Canada Inc.	Canada
912176 Ontario Limited	Ontario
Alberta Saline Aquifer Project Inc.	Alberta
Algonquin Gas Transmission, LLC	Delaware
Alliance Canada Marketing L.P.	Alberta
Alliance Canada Marketing Ltd.	Alberta
Alliance Pipeline Limited Partnership	Alberta
Alliance Pipeline Ltd.	Canada
Aux Sable Canada LP	Alberta
Aux Sable Canada Ltd.	Alberta
Azul Insurance Company Limited	Arizona
B.C. Unlimited Liability Company	British Columbia
Bakken Pipeline Company LLC	Delaware
Bakken Pipeline Company LP	Delaware
Big Sandy Pipeline, LLC	Delaware
Brazoria Interconnector Gas Pipeline LLC	Delaware
CCPS Transportation, LLC	Delaware
Cedar Point Wind, LLC	Delaware
Chapman Ranch Wind I, LLC	Delaware
Chicap Pipe Line Company	Delaware
Copiah Storage, LLC	Delaware
Cruickshank Wind Farm Ltd.	Ontario
Dutch Energy Projects C.V.	Netherlands
East Tennessee Natural Gas, LLC	Tennessee
Eddystone Rail Company, LLC	Delaware
EFL Services (France) SAS	France
Egan Hub Storage, LLC	Delaware
EIF US Holdings Inc.	Delaware
EIH S.a r.l.	Luxembourg
ELTM, L.P.	Delaware
EMDO	France
Enbridge (Colombia) S.A.S.	Colombia
Enbridge (Gateway) Holdings Inc.	Canada
Enbridge (Lux) Holdings Inc.	Alberta
Enbridge (Maritimes) Incorporated	Alberta
Enbridge (Rabaska) Holdings Inc.	Canada
Enbridge (Saskatchewan) Operating Services Inc.	Saskatchewan
Enbridge (U.S.) Inc.	Delaware
Enbridge Atlantic (Holdings) Inc.	Canada
Enbridge Aux Sable Holdings Inc.	Saskatchewan
Enbridge Aux Sable Products, Inc.	Delaware
Enbridge Bakken Pipeline Company Inc.	Canada
Enbridge Bakken Pipeline Limited Partnership	Alberta
Enbridge Blackspring Ridge I Wind Project GP Inc.	Alberta
Enbridge Blackspring Ridge I Wind Project Limited Partnership	Alberta
Enbridge Capital ApS	Denmark
Enbridge Commercial Services Inc.	Canada
Enbridge Commercial Trust	Alberta
Enbridge Emerging Technology Inc.	Canada
Enbridge Employee Services Canada Inc.	Canada
Enbridge Employee Services, Inc.	Delaware
Enbridge Energy Company, Inc.	Delaware
Enbridge Energy Distribution Inc.	Canada
Enbridge Energy Management, L.L.C.	Delaware
Enbridge Energy Marketing, L.L.C.	Delaware
Enbridge Energy Partners, L.P.	Delaware
Enbridge Energy, Limited Partnership	Delaware
Enbridge Finance Company AG	Switzerland
Enbridge Finance Company Inc.	Canada
Enbridge Finance Luxembourg SA	Luxembourg
Enbridge G & P (East Texas) L.P.	Texas
Enbridge G & P (Oklahoma) L.P.	Texas
Enbridge G and P Canada Inc.	Canada
Enbridge G and P Canada Limited Partnership	Alberta
Enbridge G and P Canada Pipelines Inc.	Canada
Enbridge G and P Canada Pipelines Limited Partnership	Alberta
Enbridge G and P Holdings Inc.	Canada
Enbridge G & P (North Texas) L.P.	Texas
Enbridge Gas Distribution Inc.	Ontario
Enbridge Gas New Brunswick Inc.	Canada
Enbridge Gas New Brunswick Limited Partnership	New Brunswick
Enbridge Gas Storage Inc.	Ontario
Enbridge Gathering (North Texas) L.P.	Texas
Enbridge Goreway Inc.	Ontario
Enbridge Hardisty Storage Inc.	Alberta
Enbridge Holdings (Aux Sable Liquid Products) L.L.C.	Delaware
Enbridge Holdings (Aux Sable Midstream) L.L.C.	Delaware
Enbridge Holdings (Chapman Ranch) L.L.C.	Delaware
Enbridge Holdings (DakTex) L.L.C.	Delaware
Enbridge Holdings (Frontier) Inc.	Delaware
Enbridge Holdings (Green Energy) L.L.C.	Delaware
Enbridge Holdings (IDR) L.L.C.	Delaware
Enbridge Holdings (LNG) L.L.C.	Delaware
Enbridge Holdings (Mississippi) L.L.C.	Delaware
Enbridge Holdings (Mustang) Inc.	Delaware
Enbridge Holdings (New Creek) L.L.C.	Delaware
Enbridge Holdings (Offshore) L.L.C.	Delaware
Enbridge Holdings (Olympic) L.L.C.	Delaware
Enbridge Holdings (Power) L.L.C.	Delaware
Enbridge Holdings (Seaway) L.L.C.	Delaware
Enbridge Holdings (Texas Systems) L.L.C.	Delaware
Enbridge Holdings (Trunkline) L.L.C.	Delaware
Enbridge Holdings (U.S.) L.L.C.	Delaware
Enbridge Hydropower Holdings Inc.	Canada
Enbridge Income Fund	Alberta
Enbridge Income Fund Holdings Inc.	Alberta
Enbridge Income Partners GP Inc.	Canada
Enbridge Income Partners Holdings Inc.	Saskatchewan
Enbridge Income Partners LP	Alberta
Enbridge Insurance (Barbados QIC) Limited	Barbados
Enbridge International Inc.	Canada
Enbridge Investment (Chapman Ranch) L.L.C.	Delaware
Enbridge Investment (New Creek) L.L.C.	Delaware
Enbridge Lac Alfred Wind Project GP Inc.	Canada
Enbridge Lac Alfred Wind Project Limited Partnership	Quebec
Enbridge Liquids Marketing (North Texas) L.P.	Delaware
Enbridge Luxembourg S.a r.l.	Luxembourg
Enbridge Management Services Inc.	Canada
Enbridge Marketing (North Texas) L.P.	Delaware
Enbridge Marketing (U.S.) L.L.C.	Delaware
Enbridge Marketing (U.S.) L.P.	Texas
Enbridge Massif du Sud Wind Project GP Inc.	Canada
Enbridge Massif du Sud Wind Project Limited Partnership	Quebec
Enbridge Midstream Inc.	Alberta
Enbridge Offshore (Destin) L.L.C.	Delaware
Enbridge Offshore (Gas Gathering) L.L.C.	Delaware
Enbridge Offshore (Gas Transmission) L.L.C. Del	Delaware
Enbridge Offshore (Neptune Holdings) Inc.	Delaware
Enbridge Offshore Facilities, LLC	Delaware
Enbridge Offshore Pipelines, L.L.C.	Delaware
Enbridge Operating Services, L.L.C.	Delaware
Enbridge Operational Services Inc.	Canada
Enbridge Partners Risk Management, L.P.	Delaware
Enbridge Pipelines (Alberta Clipper) L.L.C.	Delaware
Enbridge Pipelines (Athabasca) Inc.	Alberta
Enbridge Pipelines (Beaver Lodge) L.L.C.	Delaware
Enbridge Pipelines (East Texas) L.P.	Texas
Enbridge Pipelines (Eastern Access) L.L.C.	Delaware
Enbridge Pipelines (FSP) L.L.C.	Delaware
Enbridge Pipelines (L3R) L.L.C.	Delaware
Enbridge Pipelines (LaCrosse) L.L.C.	Delaware
Enbridge Pipelines (Lakehead) L.L.C.	Delaware
Enbridge Pipelines (Mainline Expansion) L.L.C.	Delaware
Enbridge Pipelines (North Texas) L.P.	Texas
Enbridge Pipelines (NW) Inc.	Canada
Enbridge Pipelines (Oklahoma Transmission) L.L.C.	Delaware
Enbridge Pipelines (Ozark) L.L.C.	Delaware
Enbridge Pipelines (Southern Lights) L.L.C.	Delaware
Enbridge Pipelines (Texas Gathering) L.P.	Delaware
Enbridge Pipelines (Texas Intrastate) L.P.	Texas
Enbridge Pipelines (Texas Liquids) L.P.	Texas
Enbridge Pipelines (Toledo) Inc.	Delaware
Enbridge Pipelines (Wisconsin) Inc.	Wisconsin
Enbridge Pipelines (Woodland) Inc.	Alberta
Enbridge Pipelines Inc.	Canada
Enbridge Quebec LNG Inc./Enbridge Quebec GNL Inc.	Canada
Enbridge Rail (Flanagan) L.L.C.	Delaware
Enbridge Rail (North Dakota) L.P.	Delaware
Enbridge Rail (Philadelphia) L.L.C.	Delaware
Enbridge Rampion UK Ltd.	England & Wales
Enbridge Receivables (U.S.) L.L.C.	Delaware
Enbridge Renewable Energy Infrastructure Canada Inc.	Canada
Enbridge Renewable Energy Infrastructure Limited Partnership	Ontario
Enbridge Risk Management (U.S.) L.L.C.	Delaware
Enbridge Risk Management Inc.	Canada
Enbridge Saint Robert Bellarmin Wind Project GP Inc.	Canada
Enbridge Saint Robert Bellarmin Wind Project Limited Partnership	Quebec
Enbridge Services (CMO) L.L.C.	Delaware
Enbridge SL Holdings LP	Alberta
Enbridge Southdown Inc.	Ontario
Enbridge Southern Lights GP Inc.	Canada
Enbridge Southern Lights LP	Alberta
Enbridge Storage (Cushing) L.L.C.	Delaware
Enbridge Storage (North Dakota) L.L.C.	Delaware
Enbridge Storage (Patoka) L.L.C.	Delaware
Enbridge Technology Inc.	Canada
Enbridge Thermal Energy Holdings Inc.	Canada
Enbridge Transmission Holdings (U.S.) L.L.C.	Delaware
Enbridge Transmission Holdings Inc.	Canada
Enbridge Transportation (IL-OK) L.L.C.	Delaware
Enbridge UK Holdings Ltd.	England & Wales
Enbridge US Holdings Inc.	Canada
Enbridge Water Pipeline (Permian) L.L.C.	Delaware
Enbridge Western Access Inc.	Canada
Enbridge Wild Valley Holdings LLC	Delaware
Enbridge Wind Energy Inc.	Canada
Enbridge Wind Power General Partnership	Alberta
Enbridge Wind Power Inc.	Saskatchewan
EnBW Albatros GmbH & Co. KG	Germany
EnBW Hohe See GmbH & Co. KG	Germany
Eolien Maritime France SAS	France
Eoliennes Offshore de Calvados SAS	France
Eoliennes Offshore des Hautes Falsises SAS	France
Express Holdings (Canada) Limited Partnership	Manitoba
Express Holdings (USA), LLC	Delaware
Express Pipeline Limited Partnership	Alberta
Express Pipeline LLC	Delaware
Express Pipeline Ltd.	Canada
Garden Banks Gas Pipeline, LLC	Delaware
Gazifere Inc.	Quebec
Genalta Power Inc.	British Columbia
GLB Energy Management Inc.	Canada
Great Lakes Basin Energy L.P.	Ontario
Greenwich Windfarm GP Inc.	New Brunswick
Greenwich Windfarm, LP	Ontario
H&W Pipeline, L.L.C.	Alabama
Hardisty Caverns Limited Partnership	Alberta
Hardisty Caverns Ltd.	Alberta
Hi-Fi Engineering Inc.	Alberta
Highland Pipeline Leasing, LLC	Delaware
IntelliView Technologies Inc.	Alberta
IPL AP Holdings (U.S.A.) Inc.	Delaware
IPL AP NGL Holdings (U.S.A.) Inc.	Delaware
IPL Energy (Atlantic) Incorporated	Alberta
IPL Energy (Colombia) Ltd.	Alberta
IPL Enterprises S.a.r.l.	Luxembourg
IPL Insurance (Barbados) Limited	Barbados
IPL System Inc.	Alberta
IPL Vector (U.S.A.) Inc.	Delaware
Keechi Holdings L.L.C.	Delaware
Keechi Wind, LLC	Delaware
M&N Management Company, LLC	Delaware
M&N Operating Company, LLC	Delaware
Manta Ray Offshore Gathering Company, L.L.C.	Delaware
Maritimes & Northeast Pipeline Limited Partnership	New Brunswick
Maritimes & Northeast Pipeline Management Ltd.	Canada
Maritimes & Northeast Pipeline, L.L.C.	Delaware
Market Hub Partners Canada L.P.	Ontario
Market Hub Partners Holding, LLC	Delaware
Market Hub Partners Management Inc.	Canada
MATL LLP	Montana
McMahon Power Holdings Inc.	British Columbia
McMahon Power Holdings Limited Partnership	British Columbia
Midcoast Canada Operating Corporation	Alberta
Midcoast Energy Partners, L.P.	Delaware
Midcoast Holdings, L.L.C.	Delaware
Midcoast OLP GP, L.L.C.	Delaware
Midcoast Operating, L.P.	Texas
Mississippi Canyon Gas Pipeline, LLC	Delaware
MJ Asphalt Holdings Inc.	Saskatchewan
MJA Operations Ltd.	Saskatchewan
Montana Alberta Tie LP Inc.	Montana
Montana Alberta Tie Ltd.	Canada
Montana Alberta Tie US Holdings GP Inc.	Montana
Morgan Solar Inc.	Canada
Moss Bluff Hub, LLC	Delaware
Nautilus Pipeline Company, L.L.C.	Delaware
Neptune Pipeline Company, L.L.C.	Delaware
New Creek Wind LLC	Delaware
NextBridge Infrastructure LP	Ontario
NEXUS Capacity Services, ULC	British Columbia
Niagara Gas Transmission Limited	Ontario
North Dakota Pipeline Company LLC	Delaware
Northern Gateway Pipelines Inc.	Canada
Northern Gateway Pipelines Limited Partnership	Alberta
Nova Scotia Company	Nova Scotia
Noverco Inc.	Canada
NRGreen Power Limited Partnership	Canada
NRGreen Power Ltd.	Canada
N-Solv Corporation	Alberta
N-Solv Heavy Oil Corporation	Alberta
Oleoducto Al Pacifico SAS	Colombia
Ontario Sustainable Farms Inc.	Alberta
Ozark Gas Gathering, L.L.C.	Oklahoma
Ozark Gas Transmission, L.L.C.	Oklahoma
PanEnergy Services, Limited Partnership	Louisiana
Parc du Banc de Guerande SAS	France
Pesh Facilities Holding Partnership	British Columbia
Platte Pipe Line Company, LLC	Delaware
Pomelo Connector, LLC	Delaware
Port Barre Investments, LLC	Delaware
Project AMBG2 Inc.	Ontario
Project AMBG2 LP	Ontario
Rabaska Inc.	Quebec
Rabaska Limited Partnership	Quebec
Rampion Offshore Wind Limited	England & Wales
Renewable Power Netherlands B.V.	Netherlands
S.L.G. Communications Corp.	New York
Sabal Trail Management, LLC	Delaware
Saltville Gas Storage Company L.L.C.	Virginia
Seaway Crude Pipeline Company LLC	Delaware
SEHLP Management Inc.	Canada
Silver State Solar Power North, LLC	Delaware
Southern Lights Holdings, L.L.C.	Delaware
Spectra Algonquin Holdings, LLC	Delaware
Spectra Algonquin Management, LLC	Delaware
Spectra Energy Administrative Services, LLC	Delaware
Spectra Energy Aerial Patrol, LLC	Delaware
Spectra Energy Canada Call Co.	Nova Scotia
Spectra Energy Canada Exchangeco Inc.	Canada
Spectra Energy Canada Investments GP, ULC.	British Columbia
Spectra Energy Canada Investments L.P.	Alberta
Spectra Energy Capital Funding, Inc.	Delaware
Spectra Energy Capital, LLC	Delaware
Spectra Energy CCS Services Limited Partnership	British Columbia
Spectra Energy CCS Services, Inc.	Canada
Spectra Energy Corp	Delaware
Spectra Energy County Line, LLC	Delaware
Spectra Energy Cross Border, LLC	Delaware
Spectra Energy DEFS Holding II, LLC	Delaware
Spectra Energy DEFS Holding, LLC	Delaware
Spectra Energy Empress Holding Limited Partnership	British Columbia
Spectra Energy Empress Management Holding ULC	British Columbia
Spectra Energy Express (Canada) Holding, ULC	Nova Scotia
Spectra Energy Express (US) Restructure Co. ULC	Nova Scotia
Spectra Energy Express JV Holdings, ULC	Nova Scotia
Spectra Energy Field Services Canada Holdings, LLC	Delaware
Spectra Energy Finance Corporation	Delaware
Spectra Energy Holdings Co.	Nova Scotia
Spectra Energy Islander East Pipeline Company, L.L.C.	Delaware
Spectra Energy Liquids Projects GP, Inc.	Canada
Spectra Energy Liquids Projects Limited Partnership	British Columbia
Spectra Energy LNG Sales, LLC	Delaware
Spectra Energy Midstream	Alberta
Spectra Energy Midstream Canada L.P.	Alberta
Spectra Energy Midstream Canada Partner Corporation	Nova Scotia
Spectra Energy Midstream Corporation	Nova Scotia
Spectra Energy Midstream Holdco Management Partnership	Alberta
Spectra Energy Midstream Holdings Limited	Nova Scotia
Spectra Energy Midstream Holdings Limited Partnership	British Columbia
Spectra Energy Midstream Partner Corporation	Nova Scotia
Spectra Energy Midwest Liquids Pipeline, LLC	Delaware
Spectra Energy MNEP Holdings Limited Partnership	British Columbia
Spectra Energy NEXUS Management, LLC	Delaware
Spectra Energy Nova Scotia Holdings Co.	Nova Scotia
Spectra Energy Operating Company, LLC	Delaware
Spectra Energy Partners (DE) GP, LP	Delaware
Spectra Energy Partners Atlantic Region NewCo, LLC	Delaware
Spectra Energy Partners Canada Holding, S.à.r.l.	Luxembourg
Spectra Energy Partners Finance S.à.r.l.	Luxembourg
Spectra Energy Partners GP, LLC	Delaware
Spectra Energy Partners Sabal Trail Transmission, LLC	Delaware
Spectra Energy Partners, LP	Delaware
Spectra Energy Services, LLC	Delaware
Spectra Energy Southeast Pipeline Corporation	Delaware
Spectra Energy Southeast Services, LLC	Delaware
Spectra Energy Southeast Supply Header, LLC	Delaware
Spectra Energy Transmission II, LLC	Delaware
Spectra Energy Transmission Resources, LLC	Delaware
Spectra Energy Transmission Services, LLC	Delaware
Spectra Energy Transmission, LLC	Delaware
Spectra Energy Transport and Trading Company, LLC	Colorado
Spectra Energy U.S. - Canada Finance GP, ULC	British Columbia
Spectra Energy U.S. - Canada Finance, LP	Delaware
Spectra Energy VCP Holdings, LLC	Delaware
Spectra Energy Westheimer, LLC	Delaware
Spectra NEXUS Gas Transmission, LLC	Delaware
St. Clair Pipelines L.P.	Ontario
St. Clair Pipelines Management Inc.	Canada
St. Lawrence Gas Co., Service & Merchandising Corp.	New York
St. Lawrence Gas Company, Inc.	New York
SunBridge Wind Power Project	Alberta
Sunwest Heartland Terminals Ltd.	Alberta
Superior Oil Limited	Saskatchewan
Syscor Controls & Automation Inc.	British Columbia
Talbot Windfarm GP Inc.	New Brunswick
Talbot Windfarm, LP	Ontario
Temporal Power Ltd.	Ontario
Texas Eastern Communications, LLC	Delaware
Texas Eastern Terminal Co, LLC	Delaware
Texas Eastern Transmission, LP	Delaware
The Ottawa Gas Company Inc.	Canada
Tidal Energy Marketing (U.S.) L.L.C.	Delaware
Tidal Energy Marketing Inc.	Canada
Tilbury Solar Project LP	Ontario
Tri-State Holdings, LLC	Michigan
UEI Holdings (New Brunswick) Inc.	Canada
Union Energy Solutions Limited Partnership	British Columbia
Union Gas Limited	Ontario
Upper Canada Transmission Inc.	Ontario
Valley Crossing Pipeline, LLC	Delaware
Value Creation Inc.	Alberta
Vector Pipeline Holdings Ltd.	Canada
Vector Pipeline L.P.	Delaware
Vector Pipeline Limited	Canada
Vector Pipeline Limited Partnership	Canada
Vector Pipeline, LLC	Delaware
Wasdell Falls LP	Ontario
Wasdell Falls Power Corporation	Ontario
Westcoast Connector Gas Transmission Ltd.	British Columbia
Westcoast Energy (U.S.) LLC	Delaware
Westcoast Energy Inc.	Canada
Westcoast Energy Ventures Inc.	Canada
Westcoast Indemnity Company Limited	British Columbia
WGSI Holdings Corporation	Nova Scotia
WGSI Holdings LP	Alberta
Whitetail Gas-Fired Peaking Project GP Inc.	Alberta
Whitetail Gas-Fired Peaking Project Limited Partnership	Alberta
Whitetail Gas-Fired Peaking Project Ltd.	Alberta